SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

               ----------------------------------

                            FORM 8-K

                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

               ----------------------------------


       Date of earliest event reported: September 25, 1997


                       Saf T Lok Incorporated
     (Exact name of registrant as specified in its charter)


        Florida                1-11968            65-0142837
       (State of             (Commission     (IRS Employer Iden-
    Incorporation)          File Number)       tification No.)




       18245 S.E. Federal Highway, Tequesta, Florida 33469
            (Address of principal executive offices)


Registrant's telephone number, including area code: 561-743-
5625

Item 9: Sales of Securities Pursuant to Regulation S.

On September 25, 1997, Saf T Lok, Incorporated (the "Company") completed a sale of convertible debentures in the principal amount of $100,000 to foreign purchasers pursuant to Regulation S promulgated under the Securities Act of 1933. The convertible debentures have a term of five years with 8% interest per year with the interest payable in shares of the Company's common stock. The holders of the convertible debentures have the right to convert the principal amount and accrued interest on the debentures at any time from the 41st day after the issuance of the debenture at the conversion price equal to 70% of the average closing bid price of the Company's common stock during the last five trading days prior to the effective date of the conversion. The number of shares of common stock which would be issuable upon conversion of the principal amount assuming a conversion price of $0.328125 (based on an average closing bid price of $0.46875) is 304,762 shares. The Company has the right to pre-pay the principal amount of the debentures in cash (and the accrued interest in shares of the Company's common stock), provided the Company follows the procedure set forth in the debentures. The form of each convertible debenture is attached hereto as Exhibit 4.1.

In connection with the placement of this sale of convertible debentures to the foreign purchasers, the investment banking firm of Alexander, Wescott & Co., Inc. received compensation consisting of a cash commission of 10% of the offering price of the debentures sold to investors, a 3% non-accountable expense allowance, and a stock purchase warrant for shares of common stock equal to 10% of the aggregate number of the shares received by the holders of the debentures upon the conversion of such debentures at an exercise price equal to 120% of the conversion price per share, calculated for each instance in which the conversion of a debenture takes place. The stock purchase warrant is attached hereto as Exhibit 99.1.

EXHIBITS

Exhibit Number    Exhibit Table

4.1               Form of Convertible Debenture

99.1              Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saf T Lok, Incorporated


                                      Date: October 10, 1997




                                       By:\s\John L. Gardner
                                 John Gardner, President and
                                     Chief Executive Officer
INDEX TO EXHIBITS

                                                     Sequential
Exhibit    Description                               ly
                                                     Numbered
                                                     Page

4.1        Form of Convertible Debenture

99.2       Stock Purchase Warrant




EXHIBIT 4.1

8% CONVERTIBLE DEBENTURE


Number                                         $

THIS DEBENTURE AND THE COMMON STOCK UNDERLYING THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD OR OFFERED FOR SALE WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL AT LEAST FORTY DAYS AFTER____________, 1997, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE ACT. TERMS USED IN THIS LEGEND HAVE THE MEANING GIVEN TO THEM BY REGULATION S.


                                    SAF T LOK, INCORPORATED
                                          Tequesta, Florida
                                              June ___,1997


Saf T Lok, Incorporated, a Florida corporation (the "Company"), for value received, promises to pay to _____________of ____________.(address), or registered assigns, the principal sum of ________________ Dollars ($________) on June 30, 2002 (the "Maturity Date"), which principal sum shall be payable in such coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. Interest on such principal sum shall accrue at the rate of eight percent (8%) per year from the date hereof, and shall be payable in the form of shares of common stock of the Company when (and not before) payment of such principal sum has been made or upon the conversion of this Debenture into shares of common stock of the Company as elsewhere provided herein. Payment of principal and interest shall be made at the offices of the Company in Tequesta, Florida. The number of shares of common stock shall be determined as provided below. Such shares shall be mailed to the registered owner of this Debenture at the address appearing on the books of the Company.

This Debenture is one of a duly authorized issue of the Company's debentures in the aggregate amount of up to Two
Million Dollars ($2,000,000.00) issued in minimum denominations of One Thousand Dollars ($1,000.00) all of like tenure and maturity, except variations necessary to express the number and payee of each debenture.

1. Equal Rank. All debentures of this issue rank equally and ratably without priority over one another.

2. Conversion of Debentures and Payment of Interest. The holder of this Debenture may at any time from the forty-first
(41st) day after the issuance of this Debenture convert the principal amount and accrued interest on this Debenture into the Company's common stock at the conversion price equal to seventy percent (70%) of the average closing bid price of the Company's common stock during the last five (5) trading days prior to the effective date of the conversion, as reported on the NASDAQ Small Cap Issues market and/or other market on which the principal public trading takes place for the Company's common stock (the "Conversion Price"). The number of shares to be received upon such conversion shall be determined by dividing the principal and accrued interest on this Debenture through the effective date of the conversion by the Conversion Price. To convert this Debenture, the holder hereof must surrender this Debenture at the office of the Company, together with a written Notice of Conversion in the form annexed to this Debenture, properly filled out and executed by the holder hereof. If shares of common stock issuable upon such conversion are to be registered in the name of anyone other than the registered holder of this Debenture, such Notice of Conversion shall be accompanied by a written instrument of transfer in a form satisfactory to the Company, properly completed and executed. Facsimile copies of such documents will be accepted by the Company, provided that the originally executed documents are provided to the Company within five (5) business days after the Company has received such facsimile copies.

If any interest shall be payable on the Debenture when such Debenture is not being converted pursuant to the terms hereof, such interest shall be payable in shares of the Company's common stock, at a per-share price computed at 70% of the average bid price as set forth above in the Paragraph 2, except that such average bid price shall be calculated for the last five trading days prior to the date such interest payment is due.

3. Right of Repayment. At any time commencing one year after the date of issuance of this Debenture, the Company shall have the right to pre-pay this Debenture, along with all other outstanding debentures in this issue, by following the procedure set forth in this paragraph. Upon electing to prepay all, and not less than all, of the outstanding debentures in this issue, the Company shall notify each debenture holder in writing of this election. This notice shall state (a) the Company has elected to pre-pay all of the outstanding debentures on this issue; (b) the date such prepayment will occur which shall be not less than 60 days from the date of the notice (the "Prepayment Date"); (c) that the holder has the right to convert this Debenture prior to the Prepayment Date by notifying the Company pursuant to the provisions of paragraph 2, provided the Company receives such notice at least one day prior to the Prepayment Date and (d) that the Company has the financial capability to prepay all of the outstanding debentures in this issue along with an explanation for such prepayment. If the Debenture has not been converted by the Prepayment Date, (a) the holder of this Debenture shall promptly tender this Debenture to the Company upon receipt of the principal of this Debenture in cash and the accrued interest on this Debenture in common stock as provided above and (b) this Debenture shall, on the Prepayment date, convert to the right to receive such prepayment only.

4. Adjustments to Conversion. If the Company is recapitalized, consolidated with or merged into any other company, or sells or conveys to any other company all or substantially all of its assets as an entity, provisions shall be made as part of the terms of the recapitalization, consolidation, merger, sale or conveyance so that the holder of this Debenture may receive, in lieu of the common stock otherwise issuable to the holder upon conversion or payment of this Debenture, at the same conversion ratio, the same kind and amount of securities or assets as may be distributable upon the recapitalization, consolidation, merger, sale or conveyance with respect to the common stock into which this Debenture is convertible.

5. Registration Rights. For a three-year period following the issuance of this Debenture, the holder of this Debenture shall have the right to require the Company to include in any registration statement filed with the Securities and Exchange Commission for the sale of shares of common stock in the Company the common stock underlying this Debenture; provided that if the registration statement pertains to an underwritten offering, the inclusion of any such shares shall be subject to an underwriter's cutback if the underwriter determines, in good faith, that the inclusion of any such shares will adversely affect the offering by the Company with such cutback to be accomplished on a pro rata basis among all selling shareholders. In the event that the holder of this Debenture (or the holder of common stock underlying this Debenture) owns less than one percent (1%) of the Company's outstanding shares of common stock and such holder is then able to sell all of such shares of common stock pursuant to Rule 144, the holder shall not have the right to require the Company to include any of the shares of common stock underlying this Debenture in such registration statement.

Commencing ninety (90) days after the issuance of this Debenture, the holders of more than twenty-five percent (25%) of the outstanding principal amounts of the debentures in this issue, or the holders of at least thirty percent (30%) of the shares of common stock into which the debentures are convertible, may, upon written demand, require the Company to file and to use its best efforts to make effective, a registration statement pertaining to the shares underlying the debentures, or the common stock held as the result of the conversion of such debentures, with the Securities and Exchange Commission for resale of said shares. This right may not be exercised during any period in which the Company is in the process of preparing and filing a registration statement for the sale of shares of common stock by the Company or for sixty (60) days following the effectiveness of such registration statement. This registration right shall not be exercisable unless one or more of the holders of debentures (or holders of common stock through the conversion of debentures) making such demand in the aggregate holds more than one percent (1%) of the outstanding shares of common stock in the Company at the time demand is made for this registration.

In the event that the Company files a registration statement pursuant to this provision or which will include shares underlying the debentures pursuant to this provision, all expenses associated with the preparation and filing of such registration statement, including legal and accounting fees for the Company, shall be paid by the Company. Such expenses shall not include any underwriting fee or selling commission payable with respect to the underlying shares included in such registration.

6. Fractional Shares. In lieu of issuing any fraction of a share upon the conversion of this Debenture, the Company shall pay to the holder of this Debenture, for any fraction of a share otherwise issuable upon the conversion, cash equal to the same fraction of the then current per share Conversion Price.

7. Covenants of Company. The Company covenants and agrees that, so long as this Debenture shall be outstanding, it will:

(i) Promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

(ii) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company as its counsel may advise;

(iii) At all times maintain, preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

(iv) Keep adequately insured, by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

(v) At all times keep true and correct books, records and accounts;

(vi) At all times reserve for issuance and delivery upon any conversion of this Debenture and the payment of interest thereon all shares of the Company's Common Stock receivable by the Holder upon any such conversion and payment; and

(vii) In the event of any occurrences requiring an adjustment, adjust the shares of Common Stock issuable upon any conversion of this Debenture in an appropriate and fair manner in accordance with the provisions of this Debenture.

8. No Short Selling. By holding this Debenture, the holder agrees that so long as this Debenture is held by the holder and for a period of thirty (30) days following the conversion of this Debenture, the holder will not engage in short selling of the Company's common stock, directly or indirectly, and will not enter into any form of agreement, oral or written, whereby the holder agrees to allow a person or entity to borrow shares of common stock underlying this Debenture for the purpose of short selling such shares. The holder also agrees not to sell this Debenture to any person or entity who has the intention of utilizing the shares underlying this Debenture to effectuate a short sale or to cover a short sale of the Company's common stock.


9.     Events of Default.

Payment of the principal and interest due under this Debenture shall become and be due and payable upon written demand made by the Holder hereof if one or more of the following events, herein called events of default, shall happen and be continuing:

          (i) Default in the payment of the principal and accrued interest on this Debenture when and as the same shall become due and payable, whether by acceleration or otherwise;

          (ii) Default in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof, if such default shall continue uncured for 30 days after written notice, specifying such default, shall be given to the Company by the Holder of the Debenture;

          (iii)     Application for, or consent to, the
          appointment of a receiver, trustee or liquidator of the Company or of its property;

          (iv)     Admission in writing of the Company's
          inability to pay its debts as they mature;

          (v) General assignment by the Company for the benefit of creditors;

          (vi) Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

          (vii) Entering against the Company of a court order approving a petition filed against it under the Federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 120 days.

The Company agrees that the notice of the occurrence of any event of default will be promptly given to the Holder at his or her registered address by Certified Mail. In case any one or more of the events of default specified above shall happen and be continuing, the Holder may proceed to enforce the payment of this Debenture or to enforce any other legal or equitable rights as such Holder may deem appropriate.

10. Registered Owner. The Company may treat the person or persons whose name or names appear on this Debenture as the absolute owner or owners of this Debenture for the purpose of receiving payment of the principal and interest due on this Debenture and for all other purposes.

11. This Debenture Is Unsecured and Is an Obligation of the Company. This Debenture constitutes an unsecured obligation of the Company and is an obligation of the Company only. No recourse shall be had for payment of any principal or interest hereon against any shareholder, officer, director or employee of the Company, either directly or through the Company.

12. Securities Laws. The holder of this Debenture understands that this Debenture and the shares of underlying this debenture are not registered under the Securities Act of 1933, as amended, or any state securities laws. The holder of this Debenture agrees not to sell this Debenture in the United States of America except pursuant to an effective registration pertaining to the Debenture or the shares of common stock or pursuant to an exemption from registration under such laws, including any exemption afforded under Regulation S of the Securities and Exchange Commission.

13.     Miscellaneous.

(i) No remedy herein enumerated is intended to be exclusive of any other remedy allowed by law, but each and every remedy shall be cumulative and in addition to every other remedy herein enumerated or allowed by law.

(ii) No failure or delay to exercise any right or power or any partial exercise, accruing upon any default hereunder shall impair any such right or power or be construed to be a waiver of any such default or any acquiescence therein.

(iii) This Debenture and all rights, benefits, powers, and obligations hereof shall inure to the benefit and shall bind, respectively, the successors and assigns of the Holder and the Company.

(iv) In the event any part or parts of this Debenture shall be invalid or unenforceable for any reason, then such invalid or unenforceable part or parts shall be deemed and held to be separate and severable, and the remainder of this Debenture shall continue in full force and effect.

(v) The Company agrees to pay and to save the Holder harmless from all cost, liability or expense, including reasonable counsel fees and expenses, in connection with the enforcement of the Holder's rights under this Debenture.

(vi) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of the Debenture, and in the case of loss, destruction or mutilation upon receipt by the Company of a reasonably satisfactory indemnification, and upon surrender and cancellation of the Debenture, if mutilated, the Company shall execute and deliver a new Debenture of like tenor and date. Any such new Debenture executed and delivered shall constitute an additional contractual obligation on the part of the Company, and the Debenture so lost, stolen, destroyed, or mutilated shall not be at any time enforceable by anyone. Upon the request of the Holder, this Debenture may be replaced by Debentures of other denominations (of at least $1,000 principal amount each) totalling, in aggregate principal amount, the principal amount of this Debenture, provided that this Debenture shall be surrendered and cancelled at the time of issuance of such replacement Debentures.

IN WITNESS WHEREOF, the Company has signed this Debenture this ______ day of July, 1997.

SAF T LOK, INCORPORATED


By:____________________________________________
\s\ John L. Gardner, President

ATTEST:


By: ____________________________________________
                                       Secretary

                         NOTICE OF CONVERSION


The undersigned, the holder of Debenture No.
, issued by Saf T Lok, Incorporated, hereby elects to convert the Debenture and all accrued interest into shares of common stock effective as of the date the Company receives thus Notice pursuant to Paragraph 2 (Conversion) of such Debenture.

Please send a certificate for the appropriate number of shares of common stock in the Company to the undersigned
at_______________________________________________________________
_________________________________________________________________
___________________________

__________________________

Print Name of Holder



_________________________

Signature of Authorized Person



Date:___________________________




PLEASE SEND THIS FORM BY FACSIMILE TRANSMISSION TO THE COMPANY AT
(561) 745-6601 WITH THE ORIGINALLY SIGNED FORM SENT BY U.S. MAIL TO THE COMPANY. THE EFFECTIVE DATE FOR CONVERSION SHALL BE THE DATE ON WHICH THE COMPANY RECEIVES EITHER THE FACSIMILE COPY OR THE ORIGINAL FORM, WHICHEVER IS RECEIVED FIRST.




EXHIBIT 99.1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH
DISPOSITION  IS  IN COMPLIANCE WITH AN AVAILABLE  EXEMPTION  FROM
SUCH REGISTRATION.


     VOID AFTER 5:00 P.M. EASTERN TIME ON JULY 15, 2002

SAF T LOK, INCORPORATED


           (Incorporated under the laws of the State of Florida )

  Warrant Agreement for the Purchase of Shares of Common Stock

No. AWC - 1



FOR VALUE RECEIVED, SAF T LOK, INCORPORATED (the "Company"), a Florida corporation, hereby certifies that Alexander, Wescott & Co., Inc. or its permitted assigns (collectively referred to as the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, during the period commencing on the date of this Warrant and expiring at 5:00 p.m. Eastern Time on July 15, 2002 (the "Expiration Date") the number of fully paid and non-assessable shares of the Company's Common Stock (the "Warrant Shares"), in an amount to be determined as set forth below, at an exercise price per share (the "Exercise Price") to be determined as set forth below.

The term "Common Stock" means, unless the context otherwise indicates, the Common Stock of the Company as constituted on the date hereof (the "Base Date"), together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefore. The number of shares of Common Stock to be received upon the exercise of this Warrant, and the Exercise Price, may be subject to adjustment from time to time as hereinafter set forth. The term "Company" means, unless the context otherwise indicates, and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of the Company (or any immediate or more remote successor corporation of the Company) with another corporation, or (ii) any corporation to which the Company (or any immediate or more remote successor corporation of the Company) has transferred its property or assets as an entirety or substantially as an entirety.

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

     1.   Calculation of Warrant Shares.     The number of
     Warrant Shares purchasable hereunder shall be equal to ten percent (10%) of the aggregate number of all shares of Common Stock received by the holders of the Company's 8% Convertible Debentures issued in June and July 1997 ("Debentures") upon the conversion of such Debentures into shares of Common Stock in accordance with the terms of such Debentures. The Company shall promptly notify the Holder upon each conversion of such Debentures, specifying the date and amount of such conversion, the conversion price per share as calculated in accordance with the terms of the Debentures, and the number of shares of Common Stock issued in each instance.

     2.   Determination of Exercise Price.   The Exercise Price
     shall be equal to one hundred twenty percent (120%) of the conversion price per share, calculated for each instance in which the conversion of the Debentures takes place as set forth in Section 1 above. The Company shall promptly notify the Holder of the Exercise Price, in the same manner and at the same time as is provided in Section 1 with respect to the number of Warrant Shares.

     3. Expiration of Warrant. The Warrant shall expire at 5:00 p.m. Eastern Time on the Expiration Date or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day.

     4. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time after the date hereof or at any other time as specifically provided for herein, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form, together with instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant, subject to all of the conditions, limitations, and provisions set forth herein, evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with payment of the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

     5. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

     6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but, if the Holder is entitled to any fractional share upon such exercise, the Company shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock, in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant, as determined by the Company's Board of Directors.

     7.   Exchange, Transfer, Assignment or Loss of Warrant.
     This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge (but subject to the restrictions on transfer set forth in Sections 11 and 12 below) execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

     8. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     9.   Adjustment Provisions.

          a. If the Company, at any time after the Base Date and prior to exercise of this Warrant, shall have subdivided its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall have declared a stock dividend or distributed shares of Common Stock to its stockholders, the number of Warrant Shares purchasable under this Warrant immediately prior to such exercise shall be proportionately increased, and if the Company, prior to such exercise, shall have at any time combined the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of Warrant Shares subject to this Warrant immediately prior to exercise shall be proportionately decreased.

          b. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date, or in case after such Base Date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 4 above, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.

          c. In case the Company shall, after the Base Date, issue shares of its Common Stock to any of its employees, officers, directors, or consultants at a price less than the then fair market value of such shares determined by the Company's directors acting in good faith (except for issuance of shares under a Company incentive stock option plan approved by the Company's directors and stockholders and not exceeding in authorization up to Ten (10%) Percent of the Company's then outstanding shares), or shall issue rights, warrants, options, or convertible securities (other than in conneciton with the securities offering to which this Warrant relates) permitting the holders thereof to acquire shares of the Common Stock at less than the fair market value thereof (as of the date of the issuance of such rights, warrants, options or convertible securities), the number of Warrant Shares and the Exercise Price shall be proportionately adjusted so that the holder of this Warrant, upon the exercise thereof, shall not receive any lesser percentage ownership of the Common Stock of the Company in return for payment of the Exercise Price than he would have received in the absence of the issuances referred to in this paragraph.

d. Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is required to be subject to adjustment, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction (x) the numerator of which shall be the amount of Warrant Shares which would be purchasable upon exercise immediately prior to such adjustment and (y) the denominator of which shall be the number of Warrant Shares so purchasable immediately after such adjustment.

e. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant. Without limiting the generality of the foregoing, while any Warrant is outstanding, the Company:

               i. will not permit the par value, if any, of the shares of stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise; and
               ii. will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable stock upon the exercise of all Warrants at the time outstanding.

f.   In case:

i. the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

ii. of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

               iii. of any voluntary or involuntary dissolution,
               liquidation or winding up of the Company;    or

               iv. any other event specified in this Section 9 requiring the taking of such a record,

Then, and in each such case, the Company shall mail or cause to be mailed to each holder of any Warrant at the time outstanding a notice specifying, as the case may be, the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; or the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty days prior to the record date therein specified and this Warrant may then be exercised prior to said record date during the term of the Warrant and without regard to any waiting period which may be set forth under any other provision of this Warrant.

     10.  Registration Rights.

          a. If the Company proposes, at any time prior to the Expiration Date, to file a registration statement with the Securities and Exchange Commission (the Commission") on a general form for registration under the 1933 Act and relating to securities issued or to be issued by it, then it shall give written notice of such proposed filing to the Holder. If, within thirty days after the giving of such notice, the Holder shall request in writing that all or any of the Warrant Shares be included in such proposed registration, the Company will also register such shares as shall have been requested in writing. If all such Warrant Shares have been so registered, the rights described in
          Section 10 (b) below shall be of no force or effect.

          b. In addition (and not as an alternative) if the Holder shall give notice to the Company at any time prior to the Expiration Date to the effect that such Holder desires to register, for sale under the 1933 Act, any Warrant Shares, then the Company will promptly, on one occasion only, no later than 60 days after receipt of such notice, file a post-effective amendment to any current registration statement or a new registration statement, to the end that the Warrant Shares designated in such notice may be publicly sold under the 1933 Act as promptly as practicable thereafter, and the Company will use its best effort to cause such registration statement to become and remain effective (including the taking of such steps as are necessary to obtain the removal of any stop order); provided, that the Holder shall furnish the Company with such appropriate information in connection therewith as the Company may reasonably request in writing, and provided further that, if such notice is received more than four weeks before the Company is required to file its current financial statements with the Commission, the Company may delay filing the registration statement until the date on which such financial statements are required to be filed with the Commission.

c. The Holder may give the notice requiring the filing of a registration statement under the Act as set forth in Subsection b above on not more than one occasion prior to the Expiration Date.

d. In connection with the filing of a registration statement pursuant to this Section 10, the Company shall:

               i.    notify such Holder as to the filing and
               status thereof and of all amendments thereto filed prior to the effective date of said registration statement;

               ii. notify such Holder promptly after it shall have received notice of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

               iii. prepare and file without expense to such Holder any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with the 1933 Act or advisable in connection with the proposed distribution of the securities by such Holder;

               iv. take all reasonable steps to qualify the Warrant Shares for sale under the securities or blue sky laws of such reasonable number of states as such Holder may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition of the qualification of such securities;

               v.    notify such Holder of any stop order
               suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order;

               vi.    undertake to keep such registration
               statement and prospectus effective for a period of nine months after its effective date;

               vii.    furnish to such Holder as soon as
               available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of this Section, all in such quantities as such Holder may from time to time reasonably request.

e. The Holder agrees to pay any underwriting discounts and commissions, transfer taxes, registration fees and the Holder's own counsel fees with respect to the Warrant Shares being registered. The Company will pay all other costs and expenses in connection with a registration statement to be filed pursuant to this Section 10, including, without limitation, the fees and expenses of counsel for the Company, the fees and expenses of its accountants, and all other costs and expenses incident to the preparation, printing and filing under the Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in such reasonable number of states as the Holder have designated, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to such Holder.

f. The Company agrees to enter into an appropriate cross-indemnity agreement with any underwriter (as defined in the 1933
Act) for such Holder in connection with the filing of a registration statement pursuant to this Section.

g. If the Company shall file any registration statement including therein all or any part of the shares of the Company's Common Stock held by the Holder, the Company and each Holder shall enter into an appropriate cross-indemnity agreement whereby the Company shall indemnify and hold harmless the Holder against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading unless such statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by any such Holder, and each such Holder shall indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement and each person, if any, who controls the Company, within the meaning of the 1933 Act against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by such Holder expressly for use in such registration statement.

h. Anything to the contrary herein notwithstanding, if the shares of the Company's Common Stock held by the Holder may be sold by the Holder thereof in a transaction pursuant to Rule 144 promulgated under the 1933 Act, the Holder shall not be entitled to require the Company to register such securities pursuant to any registration statement filed under the 1933 Act.

I. For a period of one year after the effective date of the registration statement filed pursuant to this Section 10, the Company at its expense will file such post-effective amendments as may be necessary to make available for use a prospectus meeting the requirements of the 1933 Act. The Company will cause copies of such prospectus to be delivered to any person selling the shares of Common Stock as may be required by the 1933 Act and the rules and regulations of the Commission.

j. If a managing underwriter acting in good faith determines that the inclusion of all or any part of the Warrant Shares in a registration statement would adversely affect the marketing of securities intended to be underwritten, the amount of such Warrant Shares to be registered shall be reduced or limited to the amount which the underwriter, in its discretion, reasonably exercised in good faith, determines would not adversely affect the successful marketing of the underwritten securities.

11. Transfers to Comply with the 1933 Act; etc. This Warrant and any Warrant Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of except as follows:
(1) to a person who, in the opinion of counsel to the company, is a person to whom this Warrant or the Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 11 with respect to any resale or other disposition of such securities; or (2) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees. In addition, for a period of one year after the Base Date, this Warrant shall not be transferable except to any holding company or affiliate controlling or controlled by the Holder, to any successor to the Holder's business, to the Holder's officers, directors or employees, or to other agents or selected dealers of the Holder who participated in the securities offering in which this Warrant was issued.

     12. Legend. Unless the Warrant Shares have been registered under the 1933 Act, upon exercise of the Warrant and the issuance of any of the Warrant Shares, all certificates representing such shares shall bear on the face thereof substantially the following legend:

          The securities represented by this
          certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration.

     13. Notices. All notices required hereunder shall be in writing and shall be deemed given when facsimilied (with verified receipt), delivered personally or mailed by certified or registered mail, return receipt requested, to the Company or Holder, as the case may be, for whom such notice is intended, to the address of such party of which the Company or Holder has been advised by written notice.

     14. Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Florida.

     15. Loss of Warrant Certificate: Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name , by its duly authorized officer, all as of the day and year first above written.

Dated:  July 15,1997                   SAF T LOK, INCORPORATED
                                       a Florida corporation



                          By_________________________________
                                                    President

WARRANT EXERCISE FORM


The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ______________ shares of Common Stock of Saf T Lok, Incorporated and hereby makes payment of $ ____________ representing the aggregate Exercise Price
required in connection therewith.   The undersigned also
surrenders the Warrant certificate to be processed in accordance with the terms set forth therein.

______________________________
Signature

______________________________
Signature, if jointly held

______________________________
Print Name or Names
______________________________
Date


               INSTRUCTIONS FOR ISSUANCE OF STOCK
 (if other than to the registered holder of the within Warrant)


Name
_____________________________________________________________
(Please typewrite or print in block letters)


Address
________________________________________________________

________________________________________________________

Social Security or Taxpayer
Identification Number
___________________________________________
                                ASSIGNMENT FORM



FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers unto
Name _________________________________________
(Please typewrite or print in block letters)

Address _________________________________________________________________
the right to purchase Common Stock of Saf T Lok, Incorporated,

represented by this Warrant to the extent of _____________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ____________________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



DATED: __________________________, _______.


____________________________
Signature

____________________________
Signature, if jointly held